Shareholders' equity (deficit)	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Shareholders' equity (deficit)

18.	Shareholders’ equity (deficit)
As described in Note 1 and Note 3, Immatics N.V. was founded in 2020 with a share capital of €0.01 after the Reorganization. On July 1, 2020, upon closing of the ARYA Merger, Immatics N.V. had 62,908,617 outstanding ordinary shares with a par value of €0.01, resulting in a share capital of €629 thousand. In 2020, the ARYA Merger and PIPE Financing led to an increase in share premium by €327.8 million.
The Group issued in 2022, 2.8 million shares under the ATM agreement with SVB Securities LLC and collected a gross amount of €20.8 million less transaction costs of €0.6 million, resulting in an increase in share capital of €28 thousand and share premium of €20.2 million. On October 12, 2022, the Group closed a registered direct offering, of 10,905,000 ordinary shares with a public offering price of $10.09 per ordinary share and received a gross amount of €113.4 million less transaction costs of €7.3 million, resulting in an increase in share capital of €109 thousand and share premium of €106.1 million. In addition, the Group issued shares from exercises of stock options by employees.
As of December 31, 2022 and 2021, the total number of ordinary shares of Immatics N.V. outstanding is 76,670,699 and 62,926,816 with a par value of €0.01, respectively.
Other reserves are related to accumulated foreign currency translation amounts associated with the Group’s US operations.